UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2018

AMERICAN AIRLINES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS

On February 20, 2018, the Board of Directors (the “Board”) of American Airlines Group Inc. (the “Company”) approved an amendment (the “Charter Amendment”) to the Company’s Restated Certificate of Incorporation, and recommended that the stockholders approve the Charter Amendment at the Company’s 2018 annual meeting of stockholders, expected to be held in June 2018. If approved by stockholders, the Charter Amendment will remove the existing prohibition on the right of stockholders to call a special meeting of stockholders and instead permit stockholders who hold, in the aggregate, at least 20% of the voting power of the outstanding shares of the Company to call a special meeting of stockholders. The existing Restated Certificate of Incorporation will remain in effect unless and until stockholders approve the Charter Amendment.

Also on February 20, 2018, the Board approved the Third Amended and Restated Bylaws (the “Restated Bylaws”) to establish the procedural and disclosure requirements in connection with permitting stockholders who hold, in the aggregate, at least 20% of the voting power of the outstanding shares of the Company to call a special meeting of stockholders. The effectiveness of the Restated Bylaws is subject to and conditioned upon the approval of the Charter Amendment by the stockholders at the annual meeting. The Company’s current Bylaws will remain in effect unless and until stockholders approve the Charter Amendment.

The foregoing descriptions are qualified by reference to the forms of such proposed amendments, which are filed as Exhibits 99.1 and 99.2, respectively, to this current report on Form 8-K and are incorporated herein by reference. Exhibit 99.2 is blacklined to show the amendments reflected in the Restated Bylaws as compared to the existing Bylaws.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit	Description

99.1	Proposed Certificate of Amendment of Restated Certificate of Incorporation of American Airlines Group Inc.

99.2	Proposed Third Amended and Restated Bylaws of American Airlines Group Inc. (marked to show changes from the Second Amended and Restated Bylaws).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: February 21, 2018	By:	/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President, Corporate Affairs